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______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 1, 2000



                           KILROY REALTY CORPORATION
            (Exact name of registrant as specified in its charter)



           Maryland                 Commission File Number:                 95-4598246
                                            1-12675
    (State or other jurisdiction                                           (I.R.S. Employer
 of incorporation or organization)                                        Identification No.)



     2250 East Imperial Highway, Suite 1200, El Segundo, California 90245
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (310) 563-5500
_______________________________________________________________________________
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ITEM 9.     REGULATION FD DISCLOSURE

       On November 1, 2000, the Company issued a press release announcing its earnings for the quarter ended September 30, 2000 and made publicly available certain supplemental information. The supplemental information is attached to this current report as exhibit 99.1, and the press release is attached to this current report Exhibit 99.2, and each are incorporated by reference to this report.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KILROY REALTY CORPORATION

Date:  November 1, 2000

                                   By:          /s/ ANN MARIE WHITNEY
                                                ---------------------
                                                  Ann Marie Whitney
                                         Senior Vice-President and Controller
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                                 EXHIBIT INDEX

      Exhibit
      -------
      Number          Description
      ------          -----------
       99.1*          Third Quarter 2000 Supplemental Financial Report for the
                      Quarter Ended September 30, 2000.
       99.2*          Press Release dated November 1, 2000.

*  Filed herewith.